UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2025, Simply Good Foods USA, Inc., a wholly owned subsidiary of The Simply Good Foods Company (“Simply USA”), which is the Administrative Borrower under the Credit Agreement (as defined below), entered into that certain Amendment No. 8 (the “Credit Agreement Amendment”) to that certain Credit Agreement, dated as of July 7, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Atkins Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”), Conyers Park Acquisition Corp., a Delaware corporation, Simply USA, Atkins Nutritionals Holdings, Inc., a Delaware corporation (“ANH”), Atkins Nutritionals Holdings II, Inc., a Delaware corporation (“ANH II”), NCP-ATK Holdings, Inc., a Delaware corporation, (“NCP” and, together with Simply USA, ANH, and ANHII, the “Borrowers”), the lenders party thereto and Barclays Bank PLC, as administrative agent.

The Credit Agreement Amendment, among other things, (i) established a $150,000,000 incremental term facility (the loans thereunder, the “2025 Incremental Term Loans”) to fund working capital and general corporate purposes, including reinvestment, growth capital expenditures and repurchases of certain capital stock; (ii) extended the maturity date of the revolving facility to December 16, 2029 and (iii) extended the maturity date of the term loan facility to March 17, 2030. The interest rate for all revolving SOFR loans outstanding under the Credit Agreement was also amended to SOFR plus 2.00%, subject to a floor of 0.00%. The 2025 Incremental Term Loans have substantially the same terms as the existing term loans under the Credit Agreement and all term SOFR loans outstanding under the Credit Agreement are subject to a floor of 0.00% after giving effect to the Credit Agreement Amendment.

The above description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment.

A copy of the Credit Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 8, dated as of November 19, 2025, among Atkins Intermediate Holdings, LLC, a Delaware limited liability company , Conyers Park Acquisition Corp., a Delaware corporation, Simply Good Foods USA, Inc., a New York corporation, Atkins Nutritionals Holdings, Inc., a Delaware corporation, Atkins Nutritionals Holdings II, Inc., a Delaware corporation, NCP-ATK Holdings, Inc., a Delaware corporation, certain other subsidiaries of Simply Good Foods USA, Inc., the lenders party thereto and Barclays Bank PLC, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2025	By:	/s/ Christopher J. Bealer
		Name:	Christopher J. Bealer
		Title:	Chief Financial Officer
(Principal Financial Officer)